COOPERS                        Cooper & Lybrand LLP.
&LYBRAND (logo)
                               a professional services firm


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                             ------------------

We consent to the incorporation by reference in this Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A (File No. 33-45675) of our report dated January 23, 1998 on our audit of the financial statements and financial highlights of Zweig Series Trust for the year ended December 31, 1997, which report is included in its Annual Report to Shareholders which is also incorporated by reference in this Post-Effective Amendment to the Registration Statement.

We also consent to the references to our Firm under the captions "Financial Highlights" in the Prospectus and "Investment Management And Other Services-Independent Accountants" in the Statement of Additional Information.



                                       /s/ Coopers & Lybrand L.L.P.
                                       --------------------------
                                           COOPERS & LYBRAND L.L.P.

New York, New York
April 30, 1998